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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                          DATE OF REPORT: JULY 28, 1999



                            TEAM AMERICA CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    Ohio                        0-21533                      31-1209872
----------------          ---------------------          ---------------------
(STATE OR OTHER           (COMMISSION FILE NO.)          (IRS EMPLOYER
JURISDICTION OF                                                 IDENTIFICATION
NUMBER)
INCORPORATION OR
ORGANIZATION)



                            110 E. Wilson Bridge Road
                             Worthington, Ohio 43085
                                 (614) 848-3995
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)





                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 5.  OTHER ITEMS.

         On July 19, 1999, Nasdaq informed TEAM America Corporation, an Ohio corporation (the "Company"), that it was no longer in compliance with the continued listing requirements of the Nasdaq National Market and will be delisted from the Nasdaq National Market. The Company has appealed the decision to a Nasdaq Listing Qualifications Panel. A hearing on the appeal will be held on August 27, 1999. During the appeal process, the Company's common stock will continue to be listed on the Nasdaq National Market. If the Company is not successful in its appeal, the Company will exercise its option to apply for listing on the Nasdaq SmallCap Market.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               TEAM AMERICA CORPORATION


Date:  July 28, 1999           By: /s/Michael R. Goodrich
                                  ---------------------------------------------
                                   Michael R. Goodrich, Chief Financial Officer

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